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                                              CLASS A

                                         RECEIPT FOR SHARES

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       NUMBER                                                          SHARES OF BENEFICIAL INTEREST

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                                Prudential California Municipal Fund
                                       (California Income Series)
        AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

ACCOUNT No.       ALPHA CODE                                    ------------------------------
                                                                      CUSIP 744313 30 5
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                                                            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS IS TO EVIDENCE that

                                              SPECIMEN

is the owner of

     FULLY-PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, PAR VALUE OF $.01 EACH OF THE
---------------------PRUDENTIAL CALIFORNIA MUNICIPAL FUND (CALIFORNIA INCOME SERIES)--------------------

hereafter called the "Trust," transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

            This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereof, copies of which are on file with the Secretary of the Commonwealth of Massachusetts and at the
office of the Trust, to all of which the holder, by acceptance hereof assents.

            This Certificate is not valid unless countersigned by the Transfer Agent.

            IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with the Seal of the Trust.

                        Dated:

[SEAL]
                                              /s/ S. Jane Rose             /s/ Lawrence C. McQuade

                                                       Secretary                     Vice President


                                                       COUNTERSIGNED:
                                                               PRUDENTIAL MUTUAL FUND SERVICES, INC.
                                                                           (NEW JERSEY)
                                                                                     TRANSFER AGENT,
                                                       BY

                                                                                  AUTHORIZED OFFICER

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